SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                        FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



                   Date of Report (Date of earliest event reported):

                                   August 28, 1997


                                  TECO ENERGY, INC.
              (Exact name of registrant as specified in its charter)




           FLORIDA                  1-8180              59-2052286
(State or other jurisdiction   (Commission file        (IRS Employer
      of incorporation)             Number)         Identification No.)


702 North Franklin Street, Tampa Florida                   33602
    (Address of principal executive offices)             (Zip code)


    Registrant's telephone number, including area code: (813) 228-4111






















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Item 5.     Other Events

      See the Press Release dated August 28, 1997, filed as Exhibit 99.1 and incorporated herein by reference, announcing TECO Energy s plan to sell its conventionan oil and gas production business and a third quarter charge relating to a group of nonproducing wells.



Item 7.     Financial Statements and Exhibits

            (C)   Exhibits

                  99.1  Press Release dated August 28, 1997.










































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                                      SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:      Aug. 28, 1997                 TECO Energy, Inc.




                                          By:/s/ A. D. Oak
                                                A. D. Oak
                                    Senior Vice President - Finance,
                                      and Chief Financial Officer
                                     (Principal Accounting Officer)



































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                                  INDEX TO EXHIBITS


Exhibit No.       Description of Exhibits                          Page No.

   99.1           Press Release dated August 28, 1997                 5


















































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